                                                                      Exhibit 10


   Form of Letter to the Stockholders of the Company dated December 3, 1998.

                          Steel of West Virginia Logo

                                                                December 3, 1998

To Our Stockholders:

  By now you should have received documents relating to the proposed acquisition of Steel of West Virginia, Inc. by Roanoke Electric Steel Corporation. The attached materials provide additional background to your Board of Directors' determination that Roanoke's tender offer and merger are fair to and in the best interests of the stockholders of SWVA.

  Your Board of Directors continues to unanimously recommend that you accept the offer and tender your shares.

                                          On behalf of your Board of
                                           Directors,

                                          [Signature of Timothy Duke]
                                          President and Chief Executive
                                           Officer



[Steel of West Virginia Address Logo]